SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              17-Nov-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   17-Nov-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
			 filed with
                the Commission, the Monthly Report dated       17-Nov-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
		 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated        17-Nov-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   17-Nov-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        504,000,000    491,563,567      7,955,004
      A-2        172,000,000    165,394,980      4,067,013
      A-3        102,000,000    97,276,643       2,908,387
      A-4        51,000,000     49,847,962        709,363
      A-IO       78,100,000     74,700,000           0
    A-IO-INV    1,000,000,000   874,063,385          0
      M-1        65,600,000     65,600,000           0
      M-2        55,500,000     55,500,000           0
      M-3        22,700,000     22,700,000           0
      M-4        18,100,000     18,100,000           0
      M5-A       10,000,000     10,000,000           0
      M5-B        7,700,000      7,700,000           0
       P             100            100              0
       X              0          3,862,996           0
       R              0              0               0
      B-IO       90,000,000     90,000,000           0
     Total      1,008,600,100   983,683,252      15,639,767

Class                Rate           Int
A-1                1.47000%       662,382
A-2                1.49500%       226,660
A-3                1.34000%       119,488
A-4                1.60000%       73,110
A-IO               4.00000%       249,000
A-IO-INV           0.00000%          0
M-1                1.95000%       117,260
M-2                3.12000%       158,730
M-3                3.57000%       74,286
M-4                5.62000%       93,245
M5-A               5.12000%       46,933
M5-B               5.12000%       36,139
P                    N/A          200,214
X                  0.00000%          0
R                  0.00000%          0
B-IO               3.50000%       262,500
Total                            2,319,948

     Class           Loss        Total Dist
      A-1            N/A         8,617,386
      A-2            N/A         4,293,673
      A-3            N/A         3,027,875
      A-4            N/A          782,473
      A-IO           N/A          249,000
    A-IO-INV         N/A             0
      M-1            0.00         117,260
      M-2            0.00         158,730
      M-3            0.00         74,286
      M-4            0.00         93,245
      M5-A           0.00         46,933
      M5-B           0.00         36,139
       P             0.00         200,214
       X             N/A             0
       R             N/A             0
      B-IO           N/A          262,500
Total                           17,959,715

     Class        Int Short       End Bal
      A-1             0         483,608,563
      A-2             0         161,327,967
      A-3             0         94,368,256
      A-4             0         49,138,599
      A-IO            0         73,000,000
    A-IO-INV          0         817,167,112
      M-1             0         65,600,000
      M-2             0         55,500,000
      M-3             0         22,700,000
      M-4             0         18,100,000
      M5-A            0         10,000,000
      M5-B            0          7,700,000
       P              0             100
       X              0          7,543,019
       R              0              0
      B-IO            0         90,000,000
Total                           968,043,484

AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GER9      15.78374
      A-2         04541GES7      23.64542
      A-3         04541GFE7      28.51360
      A-4         04541GFF4      13.90907
      A-IO        04541GET5       0.00000
    A-IO-INV      04541GEZ1       0.00000
      M-1         04541GEU2       0.00000
      M-2         04541GEV0       0.00000
      M-3         04541GEW8       0.00000
      M-4         04541GEX6       0.00000
      M5-A        04541GEY4       0.00000
      M5-B        04541GFG2       0.00000
       P          04541GFC1       0.00000
       X          04541GFB3       0.00000
       R          04541GFD9       0.00000
      B-IO        04541GFA5       0.00000

     Class           Int           Total
     Class         1.31425       17.09799
      A-1          1.31779       24.96321
      A-2          1.17145       29.68505
      A-3          1.43354       15.34261
      A-4          3.18822        3.18822
      A-IO         0.00000        0.00000
    A-IO-INV       1.78750        1.78750
      M-1          2.86000        2.86000
      M-2          3.27250        3.27250
      M-3          5.15167        5.15167
      M-4          4.69333        4.69333
      M5-A         4.69333        4.69333
      M5-B      2002143.10000  2002143.10000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           2.91667        2.91667
      B-IO         0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       959.54080
      A-2          0.00000       937.95330
      A-3          0.00000       925.17898
      A-4          0.00000       963.50194
      A-IO         0.00000       934.69910
    A-IO-INV       0.00000       817.16711
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M5-A         0.00000      1000.00000
      M5-B         0.00000      1000.00000
       P           0.00000      1000.00000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Prin Dist:
Beg Bal           602,919,224     384,627,023      987,546,248
   Sched Prin         481,281         323,393          804,675
   Prepays+Curts    5,601,918       5,553,152       11,155,070
   Net Liq Proc             0               0                0
   Loan Purch Price         0               0                0
  Tot Prin Remit    6,083,199       5,876,545       11,959,745
  Net Real Losses           0               0                0
End Bal           596,836,025     378,750,478      975,586,503
End Count               4,038           2,166            6,204

Agg End Coll Bal                                   975,586,503

End OC Amt                                           7,543,019

Num Liq Loans                                                0

Int Dist:
Sched Int-less serv fee    3,568,999   2,239,861        5,808,861
Less RAIS                       0           0                0
Less Net PPIS                   0           0                0
                           3,568,999   2,239,861        5,808,861

Serv Fee
Gep 1                                                  251,216
Grp 2                                                  160,261

Advances
Curr Agg Adv as of determ. date                       3775888.2
Out. Agg. Adv as of end of prior calendar mo.        4570779.31


Delinq Info
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days           68          8,472,409           26             3794824.32
60-89 days           27          3,621,077           12             2045341.87
90 + days             0              0                1              87583.76
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days            94        12267233.55
60-89 days            39         5666418.99
90 + days             1           87583.76
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    4,038       596,836,025
Foreclosure          20          2,692,688
Bankruptcy            0              0
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Out Loans           2,166       378,750,478
Foreclosure           5          947397.82
Bankruptcy            0              0
REO                   0              0                        0

                    TOTAL
                    Count         Balance     Market Value (REO)
Out Loans               6,204     975,586,503
Foreclosure                 25      3640085.66
Bankruptcy                   0               0
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-3           0.00           0.00             0.00
      A-4           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M5-A          0.00           0.00             0.00
      M5-B          0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00

                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-3           0.00           0.00
      A-4           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M5-A          0.00           0.00
      M5-B          0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00

Num. of Loans for which Prep.Prem. were collected           37
Num of Loans for which Prep Prem were sched                 38
Prin. Bal. of Loans with Premium coll.             6,813,659.88
Curr. amt of Prep. Prems                             200,214.31

Current Real. Losses                                       0.00
Cum. Real. Losses since Startup Day                        0.00

Weighted Avg Term to Mat. of Mortg. Loans                  349
Weighted Avg. Gross Coup. of Mortg. Loans              7.55854%
Weighted Avg. Net Coupon of Mortg. Loans               7.05854%

Agg. Num. of Mortg. Loans in the pool                    6,204

O/C Target Amt                                      22,189,283

Credit Enhancement %                                 19.182627%

O/C Increase Amount                                3,680,022.55

O/C Release Amt                                            0.00

O/C Deficiency Amt                                18,326,286.83

Excess O/C Amt                                             0.00

Pmt from Yield Maint. Agreement                            0.00

Net Monthly Excess Cash Flow                       3,680,022.55

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

Class A-IO Net WAC Rate                              7.0474747%

Class B-IO Cap Rate                                  6.7449066%

Available Distribution Amount                     17,968,819.50

Deposit to Net WAC Reserve Fund                            0.00

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE4 Asset Backed Pass-Through Certificates, Series 2003-HE4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee